UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2016 (June 16, 2016)

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors;

                    Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2016, the board of directors of Inland Real Estate Income Trust, Inc. (the “Company”) approved the Employee and Director Restricted Share Plan of the Company (“Restricted Share Plan”), subject to stockholder approval. The Restricted Share Plan was approved by the Company’s stockholders at the 2016 annual meeting of stockholders on June 16, 2016. The Restricted Share Plan gives the Company the ability to grant awards of restricted shares and restricted share units to Eligible Persons (as defined in the Restricted Share Plan). A copy of the Restricted Share Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 16, 2016, the Company held its 2016 annual meeting of stockholders. At the annual meeting, the Company’s stockholders: (1) elected the seven nominees listed below to serve as directors; (2) voted in favor of the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and (3) approved the Restricted Share Plan. Each of the directors will serve for a term ending at the next annual meeting of stockholders, and each will continue in office until his or her successor has been elected and qualifies, or until his or her earlier death, removal, resignation or retirement.

The voting results were as follows:

(1)	Election of directors:

Nominee	For	Withheld
Daniel L. Goodwin	30,641,992	525,696
JoAnn M. McGuinness	30,475,019	692,669
Mitchell A. Sabshon	30,554,288	613,400
Lee A. Daniels	30,624,180	543,508
Stephen Davis	30,633,019	534,668
Gwen Henry	30,644,920	522,768
Bernard J. Michael	30,622,936	544,751
(2)	Ratification of the selection of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2016:
Votes For	Votes Against	Abstention
46,601,261	231,302	675,657
(3)	Approval of the Restricted Share Plan:
Votes For	Votes Against	Abstention
28,447,408	1,239,850	1,480,428

There were no broker non-votes. No other proposals were submitted to a vote of the stockholders at the Company’s 2016 annual meeting of stockholders.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibit

10.1	Employee and Director Restricted Share Plan of Inland Real Estate Income Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	June 17, 2016	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employee and Director Restricted Share Plan of Inland Real Estate Income Trust, Inc.

5